UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2005

INVITROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 603-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Invitrogen Corporation (the “Company”) entered into a letter agreement effective on July 5, 2005, with Peter M. Leddy for Mr. Leddy to serve as the Company’s Senior Vice President, Human Resources. Under the Agreement, Mr. Leddy will receive a base salary at the annualized rate of $320,000, and he is entitled to receive an annual bonus pursuant to the Company’s Incentive Compensation Plan. Mr. Leddy’s target bonus under the Incentive Compensation Plan has been guaranteed for his first year of employment, and Mr. Leddy is eligible to receive an additional one time bonus under the Company’s medium term incentive plan, payable in March 2007, provided certain conditions are met. Mr. Leddy is also entitled to receive a one time signing bonus of $250,000, refundable to the Company on a pro rata basis in the event of his voluntary termination or termination for cause during the first three years of employment, and a one-time bonus of $100,000, payable on the first anniversary of his date of first employment, provided he is still an employee. Mr. Leddy received a grant of options to purchase 50,000 shares of the Company’s common stock, as well as a grant of 20,000 restricted stock units, each subject to certain vesting provisions. The Agreement also provides Mr. Leddy with severance benefits in the event of his termination for certain reasons. In connection with his employment, Mr. Leddy also entered into Change-in-Control and Indemnification Agreements with the Company, each of which is filed as an exhibit to this Report, as well as Incentive and Non-Statutory Stock Option Agreements and a Restricted Stock Unit Agreement, pursuant to forms previously filed with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

10.1	Letter agreement by and between Invitrogen Corporation and Peter M. Leddy, effective July 5, 2005.

10.2	Change-in-Control Agreement by and between Invitrogen Corporation and Peter M. Leddy, dated as of July 5, 2005.

10.3	Indemnification Agreement by and between Invitrogen Corporation and Peter M. Leddy, dated as of July 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation
(Registrant)

Date July 5, 2005	/s/ John A. Cottingham
John A. Cottingham
Sr. Vice President, General Counsel and Secretary

EXHIBITS

10.1	Letter agreement by and between Invitrogen Corporation and Peter M. Leddy, effective July 5, 2005.

10.2	Change-in-Control Agreement by and between Invitrogen Corporation and Peter M. Leddy, dated as of July 5, 2005.

10.3	Indemnification Agreement by and between Invitrogen Corporation and Peter M. Leddy, dated as of July 5, 2005.